SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 27, 2000


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2000, providing for the issuance of C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-8142-12               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2000 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On November 27, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 27,2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 11, 2000             By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 27, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                November 27, 2000


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   November 27, 2000


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                    CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST     BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
T21      70,811,000.00   60,051,408.30   1,363,848.25    521,857.58   1,885,705.83          0.00         0.00  58,687,560.05
T23      71,193,000.00   60,170,668.35   1,661,446.27    551,178.36   2,212,624.63          0.00         0.00  58,509,222.08
T25      34,386,000.00   26,274,516.41     308,048.51          0.00     308,048.51          0.00         0.00  25,966,467.90
R1                0.00            0.00           0.00          0.00           0.00          0.00         0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  176,390,000.00  146,496,593.06   3,333,343.03  1,073,035.94   4,406,378.97          0.00         0.00 143,163,250.03
-----------------------------------------------------------------------------------------------------------------------------------
T22       4,320,549.58    4,320,064.10           0.00     37,542.14      37,542.14          0.00         0.00   2,978,907.34
T24       4,223,506.15    5,279,155.43           0.00     48,358.38      48,358.38          0.00         0.00   3,669,000.08
T26       2,098,054.64    2,329,307.01           0.00          0.00           0.00          0.00         0.00   1,947,449.85
-----------------------------------------------------------------------------------------------------------------------------------



             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T21           848.05197356     19.26040093     7.36972476   26.63012569   828.79157264          T21             9.480197%
T23           845.17674982     23.33721391     7.74203026   31.07924417   821.83953591          T23             9.993000%
T25           764.10505467      8.95854447     0.00000000    8.95854447   755.14651021          T25             0.000000%
TOTALS        830.52663450     18.89757373     6.08331504   24.98088877   811.62906077          TOTALS
T22           999.88763467      0.00000000     8.68920477    8.68920477   689.47417102          T22             9.480197%
T24         1,249.94619222      0.00000000    11.44981877   11.44981877   868.70953887          T24             9.993000%
T26         1,110.22228191      0.00000000     0.00000000    0.00000000   928.21693624          T26             0.000000%
-------------------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   November 27,2000


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                    CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED     PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1              70,811,000.00   60,051,408.30   1,341,156.76    399,842.29   1,740,999.05          0.00         0.00  58,710,251.54
A2              71,193,000.00   60,170,668.35   1,610,155.35    382,785.74   1,992,941.09          0.00         0.00  58,560,513.00
A3              34,386,000.00   26,274,516.41     582,519.04    175,820.31     758,339.35          0.00         0.00  25,691,997.37
BB              10,000,000.00    9,150,409.07           0.00     18,271.58      18,271.58          0.00         0.00   9,150,409.07
X               10,642,110.37   10,642,110.37           0.00          0.00           0.00          0.00         0.00  10,642,110.37
R                        0.00            0.00           0.00          0.00           0.00          0.00         0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS         197,032,110.37  166,289,112.50   3,533,831.15    976,719.92   4,510,551.07          0.00         0.00 162,755,281.35
----------------------------------------------------------------------------------------------------------------------------------



             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1           848.051974       18.939949       5.646613     24.586562     829.112024             A1              7.990000%
A2           845.176750       22.616765       5.376733     27.993498     822.559985             A2              6.940000%
A3           764.105055       16.940587       5.113136     22.053724     747.164467             A3              8.030000%
BB           915.040907        0.000000       1.827158      1.827158     915.040907             BB              8.000000%
X          1,000.000000        0.000000       0.000000      0.000000   1,000.000000             X               0.000000%
-------------------------------------------------------------------------------------------
TOTALS       843.969606       17.935306       4.957161     22.892467     826.034300
-------------------------------------------------------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:
                    ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   November 27, 2000



Sec. 4.03(iii) Overcollateralization Levels, Targets and Distributable Excess
        Group 1 O/C Amount                                                                      4,320,064.10
        Group 1 Targeted O/C Amount                                                             4,320,064.10
        Group 1 Distributable Excess Spread                                                        30,353.42
        Group 1 Overcollateralizaton Deficiency Amount                                                  0.00

        Group 2 O/C Amount                                                                      5,279,155.43
        Group 2 Targeted O/C Amount                                                             5,279,155.43
        Group 2 Distributable Excess Spread                                                             0.00
        Group 2 Overcollateralizaton Deficiency Amount                                                  0.00

        Group 3 O/C Amount                                                                      2,529,968.89
        Group 3 Targeted O/C Amount                                                             2,622,291.43
        Group 3 Distributable Excess Spread                                                        75,624.58
        Group 3 Overcollateralizaton Deficiency Amount                                             92,322.53

Sec. 4.03 (iv) Servicing Fee                                                                       64,339.46
Sec. 4.03 (iv) PMI Scheduled Service Fees                                                          11,431.22
Sec. 4.03 (xix) Trustee Fee                                                                         1,650.26
Sec. 4.03 (xvii) Premium                                                                           24,416.10

Special Servicing Fee Due This Period                                                              50,700.00
Previously Unpaid Special Servicing Fees                                                           58,919.94
Total Special Servicing Fees Due                                                                  109,619.94
Special Servicing Fee Paid This Period                                                                  0.00
Cummulative Unpaid Special Servicing Fee                                                          109,619.94

Sec. 4.03(v) Current Advances
                                                                                                        0.00
Sec. 4.03(vi) Collateral Balances
        Collateral Balance Group 1 Sub-Group 1A                                               17,117,153.57
        Collateral Balance Group 1 Sub-Group 1B                                               45,913,162.07
        Collateral Balance Group 1 Total                                                      63,030,315.64
        Collateral Balance Group 2 Sub-Group 2A                                                7,306,186.28
        Collateral Balance Group 2 Sub-Group 2B                                               56,533,482.15
        Collateral Balance Group 2 Total                                                      63,839,668.43
        Collateral Balance Group 3 Total                                                      28,221,966.26


Sec. 4.03(vii) Beginning Loan Count
        Group 1A Beginning Number of Loans                                                            215.00
        Group 1B Beginning Number of Loans                                                            787.00
        Total Group 1 Beginning Number of Loans                                                     1,002.00
        Group 2A Beginning Number of Loans                                                             23.00
        Group 2B Beginning Number of Loans                                                            557.00
        Total Group 2 Beginning Number of Loans                                                       580.00
        Total Group 3 Beginning Number of Loans                                                       445.00
        Total Beginning Number of Loans - All Groups                                                2,027.00

Sec. 4.03(vii) Ending Loan Count
        Group 1A Ending Number of Loans                                                               214.00
        Group 1B Ending Number of Loans                                                               773.00
        Total Group 1 Ending Number of Loans                                                          987.00
        Group 2A Ending Number of Loans                                                                23.00
        Group 2B Ending Number of Loans                                                               539.00
        Total Group 2 Ending Number of Loans                                                          562.00
        Total Group 3 Ending Number of Loans                                                          441.00
        Total Ending Number of Loans                                                                1,990.00

Sec. 4.03(vii) Weighted Average Mortgage Rate
        Weighted Average Mortgage Rate for All Loans                                                 10.3230%
        Group 1A Weighted Average Mortgage Rate                                                       8.3269%
        Group 1B Weighted Average Mortgage Rate                                                      10.6094%
        Group 1 Weighted Average Mortgage Rate                                                        9.992%
        Group 2A Weighted Average Mortgage Rate                                                       9.5605%
        Group 2B Weighted Average Mortgage Rate                                                      10.625%
        Group 2 Weighted Average Mortgage Rate                                                       10.506%
        Group 3 Weighted Average Mortgage Rate                                                       10.648%

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   November 27, 2000


Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month            85            5,749,720.14          9.12 %
                 2 Months            41            2,642,006.65          4.19 %
                 3+Months           213           14,088,004.94          22.35 %
                   Total            339           22,479,731.73          35.66 %

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month            35            3,116,832.18          4.88 %
                  2 Months           14            1,566,246.57          2.45 %
                  3+Months          103            9,917,183.32          15.53 %
                  Total             152           14,600,262.07          22.86 %

                                        Group 3
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month            66            3,995,831.27          14.16 %
                  2 Months           28            2,263,499.02           8.02 %
                  3+Months           74            4,429,812.84          15.70 %
                  Total             168           10,689,143.13          37.88 %



                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                  1 Month           186           12,862,383.59           8.29 %
                  2 Months           83            6,471,752.24           4.17 %
                  3+ Months         390           28,435,001.10          18.33 %
                  Total             659           47,769,136.93          30.79 %


                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 30 Days Delinquent in Group 1A                                                          21.00
Balance of Loans 30 Days Delinquent in Group 1A                                                  1,987,358.56
Number of Loans 30 Days Delinquent in Group 1B                                                          64.00
Balance of Loans 30 Days Delinquent in Group 1B                                                  3,762,361.58
Number of Loans 30 Days Delinquent in Group 2A                                                           2.00
Balance of Loans 30 Days Delinquent in Group 2A                                                    530,496.73
Number of Loans 30 Days Delinquent in Group 2B                                                          33.00
Balance of Loans 30 Days Delinquent in Group 2B                                                  2,586,335.45
Number of Loans 30 Days Delinquent in Group 3                                                           66.00
Balance of Loans 30 Days Delinquent in Group 3                                                   3,995,831.27



                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Number of Loans 60 Days Delinquent in Group 1A                                                          11.00
Balance of Loans 60 Days Delinquent in Group 1A                                                    829,804.11
Number of Loans 60 Days Delinquent in Group 1B                                                          30.00
Balance of Loans 60 Days Delinquent in Group 1B                                                  1,812,202.54
Number of Loans 60 Days Delinquent in Group 2A                                                           0.00
Balance of Loans 60 Days Delinquent in Group 2A                                                          0.00
Number of Loans 60 Days Delinquent in Group 2B                                                          14.00
Balance of Loans 60 Days Delinquent in Group 2B                                                  1,566,246.57
Number of Loans 60 Days Delinquent in Group 3                                                           28.00
Balance of Loans 60 Days Delinquent in Group 3                                                   2,263,499.02


                        Please Note: Delinquency Numbers Include Bankruptcies and Forecloures
Number of Loans 90+ Days Delinquent in Group 1A                                                        104.00
Balance of Loans 90+ Days Delinquent in Group 1A                                                 7,793,724.16
Number of Loans 90+ Days Delinquent in Group 1B                                                        109.00
Balance of Loans 90+ Days Delinquent in Group 1B                                                 6,294,280.78
Number of Loans 90+ Days Delinquent in Group 2A                                                          1.00
Balance of Loans 90+ Days Delinquent in Group 2A                                                   490,908.09
Number of Loans 90+ Days Delinquent in Group 2B                                                        102.00
Balance of Loans 90+ Days Delinquent in Group 2B                                                 9,426,275.23
Number of Loans 90+ Days Delinquent in Group 3                                                          74.00
Balance of Loans 90+ Days Delinquent in Group 3                                                  4,429,812.84


                       Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   November 27, 2000



Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure
                                           Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                           39    2,693,266.61           4.27%


                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                           37    3,759,763.90           5.89%


                                         Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                           27    1,700,454.70           6.03%


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                          103    8,153,485.21           5.26%


Number of Foreclosures in Group 1A                                                      13.00
Balance of Foreclosures in Group 1A                                              1,091,860.40
Number of Foreclosures in Group 1B                                                      26.00
Balance of Foreclosures in Group 1B                                              1,601,406.21
Number of Foreclosures in Group 2A                                                       1.00
Balance of Foreclosures in Group 2A                                                490,908.09
Number of Foreclosures in Group 2B                                                      36.00
Balance of Foreclosures in Group 2B                                              3,268,855.81
Number of Foreclosures in Group 3                                                       27.00
Balance of Foreclosures in Group 3                                               1,700,454.70




Sec. 4.03(viii)Loans in Bankruptcy
                                           Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                       139              9,167,985.51            14.55%

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        47              4,026,549.36            6.31%

                                          Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        27              1,400,078.36            4.96%


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                       213            14,594,613.23             9.41%


Number of Bankruptcies in Group 1A                                                             85.00
Balance of Bankruptcies in Group 1A                                                     6,143,255.79
Number of Bankruptcies in Group 1B                                                             54.00
Balance of Bankruptcies in Group 1B                                                     3,024,729.72
Number of Bankruptcies in Group 2A                                                              0.00
Balance of Bankruptcies in Group 2A                                                             0.00
Number of Bankruptcies in Group 2B                                                             47.00
Balance of Bankruptcies in Group 2B                                                     4,026,549.36
Number of Bankruptcies in Group 3                                                              27.00
Balance of Bankruptcies in Group 3                                                      1,400,078.36

Number of 30 Day Bankruptcies in Group 1A                                                       1.00
Balance of 30 Day Bankruptcies in Group 1A                                                 48,649.76
Number of 30 Day Bankruptcies in Group 1B                                                       7.00
Balance of 30 Day Bankruptcies in Group 1B                                                386,361.95
Number of 30 Day Bankruptcies in Group 2A                                                       0.00
Balance of 30 Day Bankruptcies in Group 2A                                                      0.00
Number of 30 Day Bankruptcies in Group 2B                                                       2.00
Balance of 30 Day Bankruptcies in Group 2B                                                183,686.17
Number of 30 Day Bankruptcies in Group 3                                                        1.00
Balance of 30 Day Bankruptcies in Group 3                                                  46,420.21

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   November 27, 2000


Number of 60 Day Bankruptcies in Group 1A                                                       7.00
Balance of 60 Day Bankruptcies in Group 1A                                                493,004.82
Number of 60 Day Bankruptcies in Group 1B                                                       2.00
Balance of 60 Day Bankruptcies in Group 1B                                                193,521.00
Number of 60 Day Bankruptcies in Group 2A                                                       0.00
Balance of 60 Day Bankruptcies in Group 2A                                                      0.00
Number of 60 Day Bankruptcies in Group 2B                                                       0.00
Balance of 60 Day Bankruptcies in Group 2B                                                 71,189.80
Number of 60 Day Bankruptcies in Group 3                                                        2.00
Balance of 60 Day Bankruptcies in Group 3                                                 102,231.22


Number of 90+ Day Bankruptcies in Group 1A                                                     77.00
Balance of 90+ Day Bankruptcies in Group 1A                                             5,601,601.21
Number of 90+ Day Bankruptcies in Group 1B                                                     45.00
Balance of 90+ Day Bankruptcies in Group 1B                                             2,444,846.77
Number of 90+ Day Bankruptcies in Group 2A                                                      0.00
Balance of 90+ Day Bankruptcies in Group 2A                                                     0.00
Number of 90+ Day Bankruptcies in Group 2B                                                     45.00
Balance of 90+ Day Bankruptcies in Group 2B                                             3,842,863.19
Number of 90+ Day Bankruptcies in Group 3                                                      24.00
Balance of 90+ Day Bankruptcies in Group 3                                              1,251,426.93


Sec. 4.03(ix)Loans in REO

                                          Group 1
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         10             601,350.81              0.95%

                                            Group 2
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         6              589,896.56              0.92%


                                          Group 3
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                         2              71,332.27               0.25%


                                       Group Totals
                     Number        Principal Balance        Percentage
                     -------------------------------------------------------
                        18           1,262,579.64               0.81%



Number of Reo's in Group 1A                                                             0.00
Balance of Reo's in Group 1A                                                            0.00
Number of Reo's in Group 1B                                                            10.00
Balance of Reo's in Group 1B                                                      601,350.81
Number of Reo's in Group 2A                                                             0.00
Reo's in Group 2A                                                                       0.00
Number of Reo's in Group 2B                                                             5.00
Reo's in Group 2B                                                                 589,896.56
Number of Reo's in Group 3                                                              3.00
Reo's in Group 3                                                                   71,332.27

Sec. 4.03(x) Sec. 4.03(x) REO Book Value
        REO Book Value Group 1A                                                         0.00
        REO Book Value Group 1B                                                   601,350.81
        REO Book Value Group 2A                                                         0.00
        REO Book Value Group 2B                                                   589,896.56
        REO Book Value Group 3                                                     71,332.27

Sec. 4.03(xi) Principal Prepayments
        Principal Prepayments Group 1A                                            254,389.91
        Principal Prepayments Group 1B                                            960,149.85
        Principal Prepayments Group 2A                                                  0.00
        Principal Prepayments Group 2B                                          1,565,156.24
        Principal Prepayments Group 3                                             283,023.59


Sec. 4.03(xii) Realized Losses
        Realized Losses Incurred in Group 1A                                            0.00
        Realized Losses Incurred in Group 1B                                       30,353.42
        Realized Losses Incurred in Group 2A                                            0.00
        Realized Losses Incurred in Group 2B                                            0.00
        Realized Losses Incurred in Group 3                                        73,808.65

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   November 27, 2000


Sec. 4.03(xii) Cummulative Realized Losses
        Cummulative Realized Losses Incurred in Group 1A                                36,147.45
        Cummulative Realized Losses Incurred in Group 1B                                34,419.38
        Cummulative Realized Losses Incurred in Group 2A                                     0.00
        Cummulative Realized Losses Incurred in Group 2B                                     0.00
        Cummulative Realized Losses Incurred in Group 3                                160,305.19

Sec. 4.03(xiii)Extraordinary Trust Fund Expense                                              0.00

Sec. 4.03(xv)Outstanding A2 Available Funds Cap Carryover Amount                             0.00

Sec. 4.03(xvi) Current Unpaid Interest
        Class A1 Current Unpaid Interest Shortfall                                           0.00
        Class A2 Current Unpaid Interest Shortfall                                           0.00
        Class A3 Current Unpaid Interest Shortfall                                           0.00
        Class BB Current Unpaid Interest Shortfall                                      42,731.15

Sec. 4.03(xvi) Cummulative Unpaid Interest
        Class A1 Cummulative Unpaid Interest Shortfall                                       0.00
        Class A2 Cummulative Unpaid Interest Shortfall                                       0.00
        Class A3 Cummulative Unpaid Interest Shortfall                                       0.00
        Class BB Cummulative Unpaid Interest Shortfall                                  83,555.36

Sec. 4.03(xvii) Net Prepayment Interest Shortfalls                                           0.00

Sec. 4.03(xx) Trigger Status by Group

        Has the Group 1 Trigger Event Occured                                                 YES
        Has the Group 1 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 1 Overcollateralization Step Up Trigger Event Occured                    NO

        Has the Group 2 Trigger Event Occured                                                 YES
        Has the Group 2 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 2 Overcollateralization Step Up Trigger Event Occured                   YES

        Has the Group 3 Trigger Event Occured                                                 YES
        Has the Group 3 Cummulative Loss Trigger Event Occured                                 NO
        Has the Group 3 Overcollateralization Step Up Trigger Event Occured                   YES

Sec. 4.03(xx) Cummulative Realized Losses as a Percentage of Original Loan Group Balance
 Group 1 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000004%
 Group 2 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000000%
 Group 3 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.000020%

Sec. 4.03(xx) Rolling 3 Month Delinquency Percentage by Group - used to determine O/C Step Up Trigger
 Delinquency Percentage by Group 1                                                      21.069558%
 Delinquency Percentage by Group 2                                                      14.927660%
 Delinquency Percentage by Group 3                                                      14.155745%

Sec. 4.03(xx) Rolling 6 Month Delinquency Percentage by Group - used to determine Trigger Event per Group
        Cummulative Annual Loss Percentage by Group 1                                   22.8916655
        Cummulative Annual Loss Percentage by Group 2                                   14.065285%
        Cummulative Annual Loss Percentage by Group 3                                   13.276236%

4.03(xx) Cummulative Annual Loss Percentage by Group
        Annual Loss Percentage Group 1                                                   0.012286%
        Annual Loss Percentage by Group 2                                                0.062438%
        Annual Loss Percentage by Group 3                                                0.062438%

Sec. 4.03(xxi) Available Funds by Group
        Group 1 Available Funds                                                       1,806,091.11
        Group 2 Available Funds                                                       2,148,084.30
        Group 3 Available Funds                                                         564,170.44

Sec. 4.03(xxv) Prepayment Penalties/Premiums                                             18,271.58

Sec. 4.03(xxvi) HLTV Reserve Account
        Beginning Balance                                                                  80,789.33
        Total Deposits to the HLTV Reserve Account                                              0.00
        Transfer from HLTV Reserve Account                                                      0.00
        Ending Balance                                                                     80,789.33

Sec. 4.03 Class BB Interest Shortfall Account
        Beginning Balance                                                                       0.00
        Proceeds from Permitted Investments                                                     0.00
        Permitted Investments Paid to Class X                                                   0.00
        Unpaid Interest Payments Made to the BB Class                                           0.00
        Pay Down Payment to the X Class                                                         0.00
        Ending Balance                                                                          0.00

Sec 4.03 Class X Distributable Amount                                                           0.00

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